SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)            October 21, 1997


                           APAC TELESERVICES, INC.
               (Exact name of registrant as specified in charter)


     Illinois                         0-26786                  36-2777140
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)             file number)            Identification No.)


One Parkway North Center,  Suite 510, Deerfield, IL                 60015
(Address of principal executive offices)                          (zip code)



Registrant's telephone number, including area code     (847) 374-4980



                                        N/A
         (Former name or former address, if changed since last report)


Item 5.        OTHER EVENTS

     On October 21, 1997, Registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


Item 7.        FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               Exhibit No.         Description of Document

                  (99.1) Press release dated October 21, 1997, issued by the Registrant.




                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:     October 21, 1997                   APAC TELESERVICES, INC.


                              By:  /s/ Marc S. Simon
                                   Marc S. Simon, Chief Financial Officer